UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 22, 2025

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2025, Nuvve Holding Corp. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment and restatement of the Company’s Amended and Restated 2020 Equity Incentive Plan (as amended, the “Amended Plan”) to increase the number of shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), authorized for issuance thereunder to 15,000,000 shares, as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2025 (the “Proxy Statement”).

A summary of the Amended Plan is set forth in the Proxy Statement. That summary and the above description of the Amended Plan do not purport to be complete and are qualified in their entirety by reference to the Amended Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 22, 2025, the Company held the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is described in more detail in the Proxy Statement.

As of June 25, 2025, the record date for the Annual Meeting, there were 10,613,022 shares of Common Stock, outstanding and entitled to vote at the Annual Meeting. A total of 4,672,428 shares of Common Stock (44.03%) were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

Proposal No. 1 – Election of Class A Directors

The Company’s stockholders elected the two persons listed below as Class A directors to the Board of Directors of the Company, each to serve a three-year term through the Company’s 2028 annual meeting of stockholders and until their respective successors are elected and duly qualified or until their earlier death, resignation or removal. The final voting results are as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Jon M. Montgomery	676,472	97,061	3,898,895
Laura Huang	668,665	104,868	3,898,895

Proposal No. 2 – Amendment to the Amended and Restated Nuvve Holding Corp. 2020 Equity Incentive Plan

The Company’s stockholders approved the Amended Plan to increase the number of shares of Common Stock available thereunder for the grant of awards to 15,000,000 shares. The final voting results are as follows::

For	Against	Abstain	Broker Non-Votes
522,968	194,539	56,026	3,898,895

Proposal No. 3 – Issuance of shares of Common Stock upon conversion or exercise of certain convertible notes and warrants, respectively, in compliance with Nasdaq Listing Rule 5635(d)

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to the conversion of convertible notes and exercise of related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased by a certain institutional investor pursuant to a Securities Purchase Agreement, dated December 31, 2024. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
557,802	159,265	56,466	3,898,895

Proposal No. 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
4,031,527	293,200	347,701	—

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Nuvve Holding Corp. 2020 Incentive Plan, as amended
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2025

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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